SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2010

MIDCAROLINA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-49848	55-6144577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street Burlington, North Carolina		27216
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 538-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 16, 2010, MidCarolina Financial Corporation (“MFC”) and American National Bankshares Inc. (“ANB”) issued a joint press release announcing that they have entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which MFC will merge with and into ANB.

A copy of the press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Report:

Exhibit No.	Exhibit Description

99.1	Copy of the press release dated December 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION
(Registrant)

Date: December 16, 2010	By:	/S/ Charles T. Canaday, Jr.
Charles T. Canaday, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Copy of the press release dated December 16, 2010